PRELIMINARY PROXY STATMENT SUBJECT TO COMPLETION – NOVEMBER 21, 2025

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee amount computed on table in exhibit as required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—NOVEMBER 21, 2025

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 10, 2025

To the shareholders of the Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (including any adjournments or postponements thereof, the “Special Meeting”) of the Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), is scheduled to be held virtually on December 10, 2025, at 11:30 a.m. Atlantic Standard Time (10:30 a.m. Eastern Standard Time) for the following purposes:

1.	To approve the new investment advisory agreement between the Fund and Atlas Asset Management, LLC, pursuant to which Atlas Asset Management, LLC will be appointed as the Fund’s investment advisor through November 30, 2026 (Proposal 1); and

2.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The items mentioned above are discussed in greater detail in the attached Proxy Statement.

The Fund has determined that it is in the best interests of the Fund’s shareholders to conduct the Special Meeting virtually. Any shareholder wishing to participate in the Special Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, November 7, 2025, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on December 8, 2025 to attend and vote at the Special Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the Special Meeting.

Only holders of record of shares of the Fund’s common stock at the close of business on November 7, 2025 are entitled to receive this notice and vote at the Special Meeting the shares held of record in their name on such date.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE SPECIAL MEETING BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXIES ARE SET FORTH ON THE FOLLOWING PAGE.

In San Juan, Puerto Rico, this 21st day of November, 2025.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the invalidation of your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration section on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration section.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.	John Doe
c/o John Doe, Treasurer

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee	Jane Doe
u/t/d 12/28/78

Custodial of Estate Accounts
(1) John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr.
(2) John B. Smith	John B. Smith, Jr., Executor

PRELIMINARY COPY SUBJECT TO COMPLETION—NOVEMBER 21, 2025

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Liana Loyola as proxy, with the power to appoint her substitute, and hereby authorizes her to represent the undersigned and to vote, as designated on the reverse hereof, all shares of common stock of the Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of Shareholders scheduled to be held virtually on December 10, 2025, at 11:30 a.m. Atlantic Standard Time (10:30 a.m. Eastern Standard Time) or at any adjournment or postponement thereof (the “Special Meeting”), with the same force and effect as the undersigned could do if personally present thereat, or in their discretion, upon any other business that may properly come before the Special Meeting to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

1.	To approve the new investment advisory agreement between the Fund and Atlas Asset Management, LLC, pursuant to which Atlas Asset Management, LLC will be appointed as the Fund’s investment advisor through November 30, 2026.

2.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

1. To approve the new investment advisory agreement between the Fund and Atlas Asset Management, LLC, pursuant to which Atlas Asset Management, LLC will be appointed as the Fund’s investment advisor through November 30, 2026.

☐ FOR

☐ AGAINST

☐ ABSTAIN

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSAL 1, AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

The attorney-in-fact and proxy of the undersigned as shall be present and act at the Special Meeting and shall have and may exercise all of the powers of the undersigned as provided herein.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders to be held on December 10, 2025, and the accompanying Proxy Statement. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Special Meeting.

WITNESS the signature of the undersigned this __ day of _______, ______.

_____________________________

(Name of shareholder)

_____________________________

(Signature)

_____________________________

(Title, if applicable)

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—NOVEMBER 21, 2025

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

PROXY STATEMENT

FOR SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 10, 2025, AT 11:30 A.M. ATLANTIC STANDARD TIME

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), for use at the Special Meeting of Shareholders scheduled to be held virtually on December 10, 2025 at 11:30 a.m. Atlantic Standard Time (10:30 a.m. Eastern Standard Time), or at any adjournment or postponement thereof (the “Special Meeting”).

The Fund’s Annual Report, which includes its audited financial statements for the fiscal year ended March 31, 2025, has been mailed to all holders of shares of the Fund’s common stock. Any shareholder that would like to receive additional copies of the Fund’s Annual Report or copies of any subsequent shareholder report (including the most recent Semi-Annual Report succeeding the Annual Report, if any) free of charge should contact the Fund by writing to the address set forth on the first page of this Proxy Statement or by calling toll-free 1-800-221-9825. This Proxy Statement is first being mailed to the Fund’s shareholders on or about December 1, 2025.

If the accompanying proxy is executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the proxy will be voted: (i) “FOR” the proposal to approve the new investment advisory agreement between the Fund and Atlas Asset Management, LLC, pursuant to which Atlas Asset Management, LLC will be appointed as the Fund’s investment advisor through November 30, 2026 (Proposal 1) and (ii) to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the discretion of the proxies named therein with respect to such other business as may properly come before the Special Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise, either by attending the Special Meeting and voting their shares in person or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the Special Meeting.

The presence at the Special Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding shares of common stock will constitute a quorum. At the Fund’s 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”), Ocean Capital LLC (“Ocean Capital”) has submitted a proposal to amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote. In the event that such proposal is approved and the vote is certified prior to the conclusion of the Special Meeting, the quorum required for the Special Meeting would be reduced to one-third of outstanding shares entitled to vote.

In the event a quorum is present at the Special Meeting but sufficient votes to approve any of the proposed items are not received, the presiding officer of the Special Meeting may decide to adjourn the Special Meeting without any action by the shareholders to permit further solicitation of proxies. Additionally, the presiding officer of the Special Meeting may decide to adjourn the Special Meeting without any action by the shareholders whenever the requisite quorum has not been obtained to permit further solicitation of proxies.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Q.	Why did you send me these proxy materials?

A.	This booklet contains a notice of the special meeting, this Proxy Statement that describes the matters to be considered at the Special Meeting and provides related information and a proxy. You are receiving these proxy materials because you own, directly or through a broker-dealer, bank, or other intermediary, shares of the Fund’s common stock.

Q.	Who is entitled to vote at the Special Meeting?

A.	Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of common stock held by the shareholder at the close of business on November 7, 2025.

Q.	What am I being asked to consider in connection with the Special Meeting?

A.	You are being asked to consider and vote:

•	To approve the new investment advisory agreement between the Fund and Atlas Asset Management, LLC, pursuant to which Atlas Asset Management, LLC will be appointed as the Fund’s investment advisor through November 30, 2026 (Proposal 1); and

•	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Q.	How does the Board of Directors recommend that the Fund’s shareholders vote on the proposals?

A.	After careful consideration, the Board has determined that entering into a new investment advisory agreement with Atlas through November 30, 2026, is in the best interests of the Fund and its shareholders, in order to allow the Board additional time to explore alternatives seeking to improve upon the liquidity and reduce the difference between the market price and net asset value of the shares of the Fund’s common stock and recommends that the shareholders vote “FOR” the proposal to approve the new investment advisory agreement between the Fund and Atlas Asset Management, LLC, pursuant to which Atlas Asset Management, LLC will be appointed as the Fund’s investment advisor through November 30, 2026.

Q.	How do the terms of the new Agreement with Atlas compare with that of the UBS Agreement?

A.	The terms and conditions of the New Investment Advisory Agreement/Interim Investment Advisory Agreement and the UBS Investment Advisory Agreement are similar.

Q.	How do the fees compare?

A.	Under the new Agreement, the management fee will be reduced from 0.75% of the Fund’s gross assets to 0.25% of the Fund’s net assets.

Q.	What is the required shareholder vote for approval of the proposal?

A.	The affirmative vote of “a majority of the outstanding shares of common stock” entitled to vote at the Annual Meeting is required for the approval of the Advisory Agreement Proposal. The 1940 Act defines “a majority of the outstanding shares” as (i) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Fund as of the Record Date are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares of common stock as of the Record Date, whichever is the less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Q.	How do I vote if I am a shareholder of record?

A.	You have three options to vote your shares in the Fund:

•	By Internet:

1.	Find the 16-digit control number on the accompanying proxy card sent to you in the mail. If you cannot find your proxy card, please contact your financial advisor or custodian for assistance.

2.	Go to www.proxyvote.com, enter your control number and follow the simple on-screen instructions.

3.	If you have multiple investments, be sure to scroll down after you submit your initial voting instructions, for other ballots that may be outstanding for this and other meetings which would be listed below.

•	By Mail:

1.	Sign and date the accompanying proxy card sent to you in the mail.

2.	Mail back with the enclosed business reply envelope.

3.	Please note that there may be multiple mailings, so once you have voted the proxy card, you may discard any future mailings you receive.

•	At the Virtual Meeting:

1.	Register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on December 5, 2025.

Q.	How do I vote if I am a beneficial shareholder with my shares held in street name?

A.	If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name shareholders should generally be able to vote by telephone or by Internet or by signing, dating and returning a voting instruction form. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name shareholder, you may not vote your shares by ballot at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Q.	What is a proxy?

A.	A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Liana Loyola has been designated as the Fund’s proxy holder by the Fund’s Board of Directors for the Special Meeting. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the shareholder.

Q.	Can I change my vote or revoke my proxy?

A.	Yes. If you are a shareholder of record, you can change your vote or revoke your proxy by attending the Special Meeting and voting your shares virtually or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the Special Meeting. If you are a street name shareholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q.	What should I do if I receive more than one proxy card or set of proxy materials from the Fund?

A.	Your shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own in accordance with the recommendations of the Fund’s Board of Directors, you must use each proxy card you receive in order to vote with respect to each account by telephone, by Internet, or by signing, dating and returning the proxy card in the postage-paid envelope provided.

Q.	How will my shares be voted if I return the accompanying proxy card?

A.	The shares represented by the accompanying form of proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Fund prior to or at the Special Meeting. Where a choice has been specified on the proxy card accompanying this Proxy Statement with respect to the proposal, the shares represented by such proxy card will be voted in accordance with the specifications therein.

The Directors do not intend to present any other business at the Special Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

If you return the accompanying proxy card that has been validly executed without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted (i) “FOR” the proposal to approve the new investment advisory agreement between the Fund and Atlas Asset Management, LLC, pursuant to which Atlas Asset Management, LLC will be appointed as the Fund’s investment advisor through November 30, 2026, and (iii) to the extent authorized under Rule 14a-4(c) under the Exchange Act, in the discretion of the proxies named therein with respect to such other business as may properly come before the Special Meeting.

Q.	Will my shares be voted if I do nothing?

A.	If you do not provide your bank, broker or other nominee with voting instructions, your shares will not be voted on any of the proposals submitted at the Special Meeting and will not be counted as present for quorum.

YOUR VOTE IS VERY IMPORTANT. To ensure that your shares are represented at the Special Meeting, we urge you to vote TODAY by following the instructions on the accompanying proxy card to vote by Internet or telephone, or by signing, dating and returning the proxy card, whether or not you plan to attend the Special Meeting. You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker or other nominee, by following the instructions on the accompanying proxy card, to vote your shares in line with the Board of Directors’ recommendations on the proxy card.

Q.	What is a quorum?

A.	A quorum is the minimum number of shares required to be present at the Special Meeting to properly hold a meeting of shareholders and conduct business under the By-Laws and Puerto Rican law. Without a quorum, no business may be transacted at the Special Meeting. The presence at the Special Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding shares will constitute a quorum. At the 2025 Annual Meeting, Ocean Capital has submitted a proposal to amend Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote. In the event that such proposal is approved and the vote is certified prior to the conclusion of the Special Meeting, the quorum required for the Special Meeting would be reduced to one-third of outstanding shares entitled to vote.

Abstentions are counted as shares present and entitled to vote for purposes of determining a quorum. If you do not provide your bank, broker or other nominee with voting instructions, your shares will not be voted on any of the proposals submitted at the Special Meeting and will not count as present for determining quorum.

YOUR VOTE IS VERY IMPORTANT. To ensure that your shares are represented at the Special Meeting and counted for quorum, we urge you to vote TODAY by following the instructions on the accompanying proxy card to vote by Internet or telephone, or by signing, dating and returning the proxy card, whether or not you plan to attend the Special Meeting.

Q.	How will the Special Meeting be conducted?

A.	The Special Meeting will be conducted virtually. Any shareholder wishing to participate in the Special Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, November 7, 2025, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on December 5, 2025 to attend and vote at the Special Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the Special Meeting.

Q.	If I can’t attend the Special Meeting, can I vote later?

A.	No, any votes submitted after the closing of the polls at the Special Meeting will not be counted. You do not need to attend the virtual Meeting to vote if you submitted your vote via proxy in advance of the Special Meeting. Whether or not shareholders plan to attend the Special Meeting, we urge shareholders to vote and submit their proxy in advance of the Special Meeting by one of the methods described in the proxy materials.

Q.	Who can help answer any other questions I may have?

A.	If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact the Fund’s proxy solicitor, Okapi Partners, at (877)285-5990 or at info@okapipartners.com.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE SPECIAL MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on November 7, 2025 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the Special Meeting and all adjournments and postponements thereof.

Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of common stock held by the shareholder on November 7, 2025. On such date, there were 30,431,157.08 shares of common stock outstanding.

Please see “Security Ownership of Certain Beneficial Owners and Management” below for a list of each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s shares.

PROPOSAL 1:   TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND ATLAS ASSET MANAGEMENT, LLC, PURSUANT TO WHICH ATLAS ASSET MANAGEMENT, LLC WILL BE APPOINTED AS THE FUND’S INVESTMENT ADVISOR THROUGH NOVEMBER 30, 2026

UBS Asset Managers of Puerto Rico (“UBS”), a division of UBS Trust Company of Puerto Rico, previously served as the Fund’s investment advisor pursuant to an investment advisory agreement entered into by and between the Fund and UBS (the “UBS Investment Advisory Agreement”). In order to have time to develop a transition plan from UBS to a new investment advisor, the Board approved (specifically in accordance with Rule 15a-4(b)(1)(ii) under the 1940 Act) and authorized the Fund to enter into an interim investment advisory agreement between the Company and Atlas Asset Management, LLC, a Puerto Rico limited liability company (“Atlas”) (the “Interim Investment Advisory Agreement”), in accordance with Rule 15a-4 under the 1940 Act.

The Fund is not aware of any financial condition of Atlas that is reasonably likely to impair the financial ability of Atlas to fulfill its commitment to the Fund under the new investment advisory agreement (the “New Investment Advisory Agreement”). Additionally, Atlas has reported that it has no financial commitment that impairs its ability to meet contractual and fiduciary commitments to clients in Part 2A of Form ADV.

The New Investment Advisory Agreement is attached hereto as Appendix A, and the summary description of the New Investment Advisory Agreement contained herein is qualified in its entirety by the complete text of the New Investment Advisory Agreement, as reflected in Appendix A.

The address of Atlas is Buchanan Office Center, 40 Carr 165, Suite 201, Guaynabo, Puerto Rico 00968. Paul Hopgood is the principal executive officer of Atlas. His address is Attn: Ana Suarez, Buchanan Office Center, 40 Carr 165, Suite 201, Guaynabo, Puerto Rico 00968, and his principal occupation is president and portfolio manager.

Differences Between the New Investment Advisory Agreement and UBS Investment Advisory Agreement

The terms and conditions of the New Investment Advisory Agreement/Interim Investment Advisory Agreement and the UBS Investment Advisory Agreement are similar. In addition to the dates of the Agreements and parties to the Agreements, below are the principal differences between the Agreements. Investors are encouraged to review and compare the New Investment Advisory Agreement/Interim Investment Advisory Agreement and the UBS Investment Advisory Agreement.

•	New Management Fee. The primary difference between the two Agreements is the decrease in the management fee from 0.75% of the Fund’s gross assets to 0.25% of the Fund’s net assets.

•	Duties as Investment Adviser. Under the New Investment Advisory Agreement, the investment adviser has an additional duty to vote all proxies solicited by or with respect to the issuers of securities invested in by the Fund, subject to the policies and procedures of the Board in a manner which best serves the interests of the Fund’s shareholders. Proxy voting may be delegated to a third-party company, however, the adviser remains liable for the proxy voting. Additionally, under the UBS Investment Advisory Agreement, a duty of the adviser was to provide the Fund’s administrator with any assistance regarding the valuation of the Fund’s portfolio investments as the latter may reasonably request. This is no longer a duty of the investment advisor under the New Investment Advisory Agreement.

•	Custodian. Under the UBS Investment Advisory Agreement, the adviser was authorized to give instructions to the Fund’s custodian with respect to all investment decisions regarding the Fund. The New Investment Advisory Agreement does not contain such authorization.

•	Confidentiality. The UBS Investment Advisory Agreement included explicit language requiring the adviser to treat confidentially all records and other information relative to the Fund. The New Investment Advisory Agreement does not contain an explicit requirement.

Summary of New Investment Advisory Agreement

Advisory Services

Atlas is registered as an investment adviser under the Investment Advisers Act of 1940 and will serve as the Fund’s investment advisor pursuant to the New Investment Advisory Agreement in accordance with the 1940 Act.

Subject to supervision by the Fund’s Board, Atlas will provide or arrange for the provision of a complete and continuous investment program for the Fund, including investment research and/or management with respect to securities and investments and cash equivalents of the Fund. Under the terms of the New Investment Advisory Agreement, Atlas, will among other things:

•	Attempt to obtain the best net price and most favorable execution in placing orders with brokers and dealers

•	Maintain or oversee the maintenance of all books and records with respect to the securities transactions conducted by it on behalf of the Fund; and

•	Vote all proxies solicited by or with respect to the issuers of securities invested in by the Fund.

Atlas’ services under the New Investment Advisory Agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to the Fund are not impaired. The New Investment Advisory Agreement will automatically terminate in the event of its assignment.

The New Investment Advisory Agreement provides that it will continue through November 30, 2026. The New Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act. In addition, the New Investment Advisory Agreement may be terminated at any time, without the payment of penalty, by unanimous vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on not less than 10 days' written notice to the adviser or by the adviser at any time, without the payment of any penalty, on 60 days' written notice to the Fund. No provision of the New Investment Advisory Agreement may be changed, waived, discharged or terminated orally except by an instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and any amendment of the New Investment Advisory Agreement shall be subject to the 1940 Act.

The New Investment Advisory Agreement, like the UBS Investment Advisory Agreement, provides that the adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The effective date of the New Investment Advisory Agreement is expected to be the date shareholders approve it. If shareholders do not approve the New Investment Advisory Agreement, the Board will consider other options, including a new or modified request for shareholder approval of a new advisory agreement with Atlas, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of the Fund. Each of these potential options could take significant time to effect and the Fund may not be able to pursue these options without an Interim Advisory Agreement or New Investment Advisory Agreement in effect.

The New Investment Advisory Agreement is attached as Appendix A. You should read the New Investment Advisory Agreement. The description in this proxy statement of the New Investment Advisory Agreement is only a summary.

Advisory Fee

Pursuant to the New Investment Advisory Agreement, the Fund will pay to Atlas a fee, computed weekly and payable monthly, at an annual rate of 0.25% of the net asset value of the Fund. The fee will be accrued weekly and payable monthly to the adviser on or before the last business day of the next succeeding calendar month.

Payment of Expenses

During the term of the New Investment Advisory Agreement, the Fund will bear all expenses incurred in the Fund’s operations and the offering of the Fund’s shares or any debt securities, except for such expenses specifically assumed by the adviser.

Expenses borne by the Fund will include but are not limited to the following (which will be in addition to the fees payable to and expenses incurred on behalf of the Fund by the adviser):

•	the costs (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith;
•	organizational expenses, including legal expenses, of the Fund;
•	filing fees and expenses relating to the registration of the Fund under the 1940 Act;
•	fees and salaries payable to directors who are independent of the adviser;
•	all expenses incurred in connection with such directors’ services, including travel expenses;
•	taxes (including any income or franchise taxes) and governmental fees (including transfer taxes);
•	costs of any liability, uncollectible items of deposit and insurance or fidelity bonds;
•	any costs, expenses or losses arising out of a liability or claim for damages or other relief asserted against the Fund for violation of any law;
•	Fund legal fees and disbursements, including legal fees of special counsel for the independent directors if one is retained;
•	accounting and auditing expenses (other than those incurred in providing comfort to the underwriter in connection with the initial public offering of the Fund’s shares or an offering of debt securities);
•	fees and disbursements of custodians and securities depositories, administrator, transfer agent, dividend disbursing agent and registrar, and other agents;
•	expenses of printing and distributing reports to shareholders;
•	any extraordinary expenses, including reasonable fees and disbursements of litigation counsel and indemnification expenses incurred by the Fund;
•	fees, voluntary assessments and other expenses incurred in connection with membership in investment company or trade organizations;
•	costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof;
•	the cost of investment company literature and other publications provided to directors and officers;
•	costs of mailing, stationary and communications equipment;
•	interest charged on borrowings; and
•	the cost of preparing, printing and mailing certificates, if any, representing the Fund’s shares or debt securities.

The Fund may pay directly any expense incurred by it in its normal operations and, if any such payment is consented to by the adviser and acknowledged as otherwise payable by the adviser pursuant to the New Investment Advisory Agreement, the Fund may reduce the fee payable to the adviser by such amount. To the extent that such deductions exceeds the fee payable to the adviser on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

The adviser agrees to pay all of its own expenses incurred in connection with the New Investment Advisory Agreement, including any compensation for services provided to the Fund by the directors, officers, or employees of the Fund who are affiliated with the adviser or its affiliates or any person hired as a sub-investment adviser. The payment or assumption by the adviser of any expense of the Fund that the adviser is not required to pay or assume shall not obligate the adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

Factors Considered by the Board

On July 17, 2025, the Board, including a majority of independent directors, met and discussed the Interim Advisory Agreement. On November 21, 2025, the Board, including a majority of independent directors, met and approved the New Investment Advisory Agreement. In evaluating the New Investment Advisory Agreement, the Board reviewed certain materials furnished separately by the Fund and Atlas, as discussed below.

In approving the New Investment Advisory Agreement, the Board, including the independent directors, considered a number of factors and information provided to the Board. Among other things, the Board, including the independent directors, considered the following matters, among others, and reached the following conclusions:

•	Nature, Extent and Quality of Investment Advisory Services. The Board considered the nature, extent and quality of the investment advisory services to be provided by Atlas to the Fund. The Board understands that the services to be performed and the personnel performing such services will be comparable to the services provided by Atlas under the Interim Investment Advisory Agreement. The Board reviewed the expected resources of Atlas and the composition, education and experience of its investment professionals. They concluded that the nature, quality and extent of the services to be provided to the Fund by Atlas are appropriate and that the Fund is likely to benefit from the provision of these services.

•	Investment Performance. The Board reviewed Atlas’ historical investment performance. The Board concluded that, although past performance is not necessarily indicative of future results, the performance record of Atlas was a positive factor in their evaluation of the quality of services expected to be provided by Atlas under the New Investment Advisory Agreement. The Board, in its consideration of Atlas’ historical investment performance, considered Atlas’ performance as the Fund’s interim investment advisor since July 20, 2025.

•	Costs of the Services Provided to the Fund. The Board considered the costs of the services provided to the Fund and also considered comparative data regarding advisory fees paid by other registered investment companies with similar investment objectives as well as the advisory fees paid by the Fund historically. Based upon its review, the Board concluded that the management fee to be paid under the New Investment Advisory Agreement was reasonable in light of the services provided to the Fund.

•	Profitability of Investment Adviser. The Board reviewed information on the expected profitability of Atlas in serving as the Fund’s investment adviser. It concluded that the expected profitability of Atlas with respect to the Fund in relation to the services rendered was reasonable and that the financial condition of Atlas was sound.

On the basis of the information provided to it and its evaluation thereof, the Board, including a majority of the independent directors, voted to approve the New Investment Advisory Agreement, subject to approval by the Fund’s shareholders.

Conclusion and Recommendation; Required Vote

The Board has determined that entering into a new investment advisory agreement with Atlas through November 30, 2026, is in the best interests of the Fund and its shareholders, in order to allow the Board additional time to explore alternatives seeking to improve upon the liquidity and reduce the difference between the market price and net asset value of the shares of the Fund’s common stock. The Board believes that the approval of the New Investment Advisory Agreement through November 30, 2026 is in the best interests of the Fund and its shareholders,

The affirmative vote of “a majority of the outstanding shares of common stock” entitled to vote at the Annual Meeting is required for the approval of this proposal. The 1940 Act defines “a majority of the outstanding shares” as (i) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Fund as of the Record Date are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares of common stock as of the Record Date, whichever is the less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Fund’s shares as of July 9, 2025 for:

●	each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s shares;

●	each of the Fund’s named executive officers;

●	each of the Fund’s directors; and

●	all of the Fund’s current executive officers and directors as a group.

The Fund has determined beneficial ownership in accordance with the rules and regulations of the SEC, and thus it represents sole or shared voting or investment power with respect to the Fund’s shares. Unless otherwise indicated below, to the Fund’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 30,426,647 shares of the Fund’s shares outstanding as of the close of business on July 9, 2025.

The information provided in the table is based on the Fund’s records, information filed with the SEC and information provided to the Fund, except where otherwise noted.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Beneficially Owned
Ocean Capital LLC, W. Heath Hawk and Ethan A. Danial(1)	1,405,171	4.6%
Directors and Officers: (2)
Agustín Cabrer	0	*
Carlos J. Nido	0	*
Clotilde Pérez	0	*
Luis M. Pellot	0	*
Vicente J. León	0	*
Ethan A. Danial(3)	189,490	*
Ian McCarthy	0	*
Paul Hopgood	0	*
Pedro Gonzalez	0	*
All Officers and Directors as a Group (9 persons)	189,490	*

* Represents beneficial ownership of less than one percent (1%).

(1)   According to a Schedule 13D/A filed with the SEC on July 11, 2025, (i) Ocean Capital LLC has shared voting and dispositive power with respect to the 1,401,704 shares held by it; (ii) W. Heath Hawk has sole voting and dispositive power with respect to 3,467 shares and shared voting and dispositive power with respect to the 1,405,171 shares held by Ocean Capital by virtue of his capacity as managing member of Ocean Capital LLC; and (iii) 189,490 shares represented as beneficially owned consist of shares owned by RAD Investments, LLC, over which Mr. Danial shares voting and investment power. The business address of each of Ocean Capital and Mr. Hawk is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968 and the business address of Mr. Danial is 954 Avenida Ponce De Leon, San Juan, Puerto Rico 00907.

(2)   The address of the Directors and Liana Loyola is UBS Trust Company of Puerto Rico, American International Plaza - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918. The address of the other officers is 40 Carr 165, Suite 201, Guaynabo, Puerto Rico 00968.

(3)   Consist of shares owned by RAD Investments, LLC, over which Mr. Danial shares voting and investment power.

ADDITIONAL INFORMATION

Abstentions and Broker Non-Votes

Proxies that are marked with an abstention will be considered to be present at the Special Meeting for purposes of determining a quorum and will have the same effect as a vote AGAINST the Advisory Agreement Proposal. If you are a street name shareholder and your broker has not been provided with competing proxy materials, the broker may not vote your shares without your specific instruction at the Special Meeting, and your shares will not count for quorum or be counted as a vote on the Advisory Agreement Proposal. As a result, we do not expect there to be any “broker non-votes” at the Special Meeting.

Unless instructions to the contrary are marked thereon, the accompanying proxy card will be voted “FOR” the Advisory Agreement Proposal.

The affirmative vote of “a majority of the outstanding shares of common stock” entitled to vote at the Annual Meeting is required for the approval of this proposal. The 1940 Act defines “a majority of the outstanding shares” as (i) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Fund as of the Record Date are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares of common stock as of the Record Date, whichever is the less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Investment Adviser, Principal Underwriter and Administrator

Atlas Asset Management LLC (“Atlas”) serves as the Fund’s investment adviser. Atlas is located at 40 Carr. 165 Suite 201, Guaynabo, PR 00968.

UBS Trust Company of Puerto Rico (“UBS Trust PR”) serves as the Fund’s administrator. UBS Trust PR is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

The Fund does not have a principal underwriter.

Other Matters to Come Before the Special Meeting

The Directors do not intend to present any other business at the Special Meeting nor, except as otherwise disclosed herein, are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals

Shareholders may present proper proposals for inclusion in the proxy statement at the Fund’s 2025 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to the Fund Secretary at the Fund’s principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918, in a timely manner. For a Rule 14a-8 shareholder proposal to be considered for inclusion in our proxy statement for the 2025 Annual Meeting, the Fund’s Secretary must receive the written proposal a reasonable time before the company begins to print and send its proxy materials for such meeting. In addition, such shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

As provided for in the Fund’s By-Laws, at any annual or special meeting of shareholders, proposals by shareholders (other than pursuant to Rule 14a-8 under the Exchange Act) shall be considered only if advance notice thereof has been timely given as provided herein, and such proposals are otherwise proper for consideration under applicable law and the Fund’s Certificate of Incorporation and By-Laws. Notice of any proposal to be presented by any shareholder at any meeting of shareholders shall be delivered to the Fund’s Secretary at its principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918 not less than thirty (30) nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund shall have previously disclosed, in the Fund’s By-Laws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board of Directors determines to hold the meeting on a different date. To be timely for the Special Meeting, notice of any proposal to be presented by any shareholder at the Special Meeting shall be delivered to the Fund’s Secretary at its principal executive office no later than December 5, 2025. Any shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such shareholder favors the proposal and setting forth such shareholder’s name and address, the number and class of all shares of stock of the Fund beneficially owned by such shareholder, and any material interest of such shareholder in the proposal (other than as a shareholder). The person presiding at the Special Meeting, in addition to making any other determinations that may be appropriate to the conduct of the Special Meeting, shall determine whether such notice has been duly given and shall direct that any such proposal not be considered if such notice has not been given as provided herein. Because the business of the Special Meeting does not include the election of directors, shareholder nominations of directors will not be considered at the Special Meeting under the Fund’s Certificate of Incorporation.

Costs of Solicitation

In addition to the solicitation of proxies by mail, directors, officers, and representatives of the Fund as well as officers and other employees of UBS Trust PR, in its capacity as Fund administrator, and its respective affiliates, may also solicit proxies by telephone, telefax, or in person. The Fund has retained Okapi Partners LLC (“Okapi Partners”) to assist in the proxy solicitation and setting up and administering the virtual shareholder meeting for the Fund. The total cost of proxy solicitation services by Okapi Partners, including legal and printing fees, is estimated at up to $275,000 plus out-of-pocket expenses. Okapi Partners expects that approximately 24 of its employees will assist in the solicitation. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the shares of common stock. The Fund’s aggregate expenses, including those of Okapi Partners, the Fund’s outside legal counsel and other outside advisors, related to the Fund’s solicitation of proxies in excess of expenses normally spent for an annual meeting of shareholders in which there is not a proxy contest and the salaries and wages of the officers and representatives of the Fund related to the Fund’s solicitation of proxies, are expected to be up to approximately $500,000, of which approximately $200,000 has been incurred as of the date of this Proxy Statement.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918 or directly to such Board member(s) at the address specified for each Director above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund’s Secretary at:

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

Telephone: (787) 733-3888

Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Appraisal Rights

Shareholders do not have appraisal rights under Puerto Rican law in connection with this proxy solicitation.

Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the Special Meeting, we ask that you please complete, sign and date the proxy card delivered to you and return it promptly. Returning your proxy card will not prevent you from voting at the Special Meeting, but will ensure that your vote is counted if you are unable to attend.

In San Juan, Puerto Rico, this 21st day of November, 2025.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

APPENDIX A

NEW INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

This investment advisory agreement. dated as of December 15, 2025 (this “Agreement”) by and between the Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. (the “Fund”), a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”), and Atlas Asset Management, LLC (the “Adviser”), a limited liability company duly organized and having its principal office and principal place of business in Puerto Rico.

WHEREAS, the Fund is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory services to the Fund; and

WHEREAS, the Adviser has full capacity and is willing to provide investment advisory services to the Fund on the terms and conditions set forth herein and is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”);

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.       Appointment. The Fund hereby appoints the Adviser as the investment adviser of the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services set forth herein for the compensation provided herein.

2.       Duties as Investment Adviser.

(a)     Subject to the supervision of the Fund’s Board of Directors (the “Board”), the Adviser will provide or arrange for the provision of a complete and continuous investment program for the Fund, including investment research and/or management with respect to securities and investments and cash equivalents of the Fund.

(b)     The Adviser agrees that in placing orders with brokers and dealers, it will attempt to obtain the best net price and most favorable execution, provided that, subject to the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to the extent permitted by the SEC, the Adviser may purchase and sell portfolio securities to and from brokers who provide the Adviser with research analysis, statistical or pricing advice, or similar services. The Adviser will consider the full range and quality of a broker’s or dealer’s services. Factors considered by the Adviser in selecting brokers and dealers may include the following: price, the broker’s or dealer’s facilities, the broker’s or dealer’s reliability and financial responsibility, the ability of the broker or dealer to effect securities transactions, particularly with regard to such aspects as timing, order size and execution of orders, and the research and other services provided by that broker or dealer to the Adviser, notwithstanding that the Fund may not be the direct or exclusive beneficiary of those services. The Adviser will not be obligated to seek in advance competitive bidding or the most favorable commission rate applicable to any particular transaction for the Fund or to select any broker or dealer on the basis of its “posted” commission rate. The Adviser may cause the Fund to pay a commission for effecting a transaction for the Fund in excess of the amount another broker or dealer would have charged for effecting the transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and/or research services provided by the broker or dealer to the Adviser. Research services furnished by the brokers or dealers through which the Fund effects securities transactions may be used by the Adviser in advising its other clients (including persons affiliated with the Adviser), and conversely, such research services furnished to the Adviser in connection with other clients may be used in advising the Fund. In no instance will portfolio securities or other investments be purchased from or sold to the Adviser, or any affiliated person as defined in the 1940 Act, or with any party with whom the Adviser has entered into an agreement pursuant to Section 3 of this Agreement or affiliated person thereof, except in accordance with procedures adopted by the Board. Whenever the Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Adviser, such orders will be allocated as to price and amount among all books and such accounts in a manner believed to be equitable to each account and in accordance with any procedures adopted by the Board. The Adviser will seek to allocate the opportunity to purchase or sell a security or other investment among advisory clients in accordance with the Adviser’s trade allocation policies and procedures so that accounts with like investment strategies are treated fairly and equitably over time.

(c)     The Adviser will, directly or through its agents, maintain or oversee the maintenance of all books and records with respect to the securities transactions conducted by it on behalf of the Fund, or from any sub-investment adviser retained directly by the Adviser, or otherwise required under the provisions of the 1940 Act, and will furnish to the Board with such periodic and special reports as the Board may reasonably request. The Adviser hereby agrees that all books and records which it maintains for the Fund are the property of the Fund and will be maintained in accordance with the provisions of the 1940 Act, and it agrees to preserve for six years, the first two years in an easily accessible place, any books and records that it maintains for the Fund, and further agrees to surrender promptly to the Fund any books and records that it maintains for the Fund upon request by the Fund.

(d)     the Adviser shall vote all proxies solicited by or with respect to the issuers of securities invested in by the Fund, subject to such policies and procedures as the Board of Directors in a manner which best serves the interests of the Fund’s shareholders. The Adviser may delegate proxy voting to a third-party company provided, however, that the Adviser remains liable for the proxy voting.

3.       Retention by the Adviser of a Sub-Investment Adviser. Subject to approval by the Board, the Adviser may enter into one or more agreements with another party in which such other party may render advice and assistance in connection with any or all of its duties specified in Section 2 of this Agreement; provided that the Adviser will retain responsibility for the activities of such other party with respect to the Fund. The compensation of such person or persons acting as Sub-Investment Adviser shall be paid by the Adviser.

4.      Further Duties. In all matters relating to the performance of this Agreement, the Adviser will act in conformity with (1) the Articles of Incorporation and By-Laws of the Fund or any supplement thereto, (2) the requirements of the 1940 Act and the rules promulgated thereunder, and any other applicable laws and regulations of the United States and Puerto Rico as well as the investment objectives, policies and restrictions of the Fund, and (3) any other specific policies adopted by the Board and disclosed to the Adviser.

5.       Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

6.       Expenses.

(a)     During the term of this Agreement, the Fund will bear all expenses incurred in the Fund’s operations and the offering of the Fund’s shares or any debt securities, except for such expenses specifically assumed by the Adviser.

(b)     Expenses borne by the Fund will include but are not be limited to the following (which shall be in addition to the fees payable to and expenses incurred on behalf of the Fund by the Adviser under this Agreement) (1) the costs (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith, (2) organizational expenses, including legal expenses, of the Fund; (3) filing fees and expenses relating to the registration of the Fund under the 1940 Act, (4) fees and salaries payable to directors who are independent of the Adviser, (5) all expenses incurred in connection with such directors’ services, including travel expenses, (6) taxes (including any income or franchise taxes) and governmental fees (including transfer taxes), (7) costs of any liability, uncollectible items of deposit and insurance or fidelity bonds, (8) any costs, expenses or losses arising out of a liability or claim for damages or other relief asserted against the Fund for violation of any law, (9) Fund legal fees and disbursements, including legal fees of special counsel for the independent directors, if one is retained, (10) accounting and auditing expenses (other than those incurred in providing comfort to the underwriter in connection with the initial public offering of the Fund’s shares or an offering of debt securities), (11) fees and disbursements of custodians and securities depositories, administrator, transfer agent, dividend disbursing agent and registrar, and other agents, (12) expenses of printing and distributing reports to shareholders, (13) any extraordinary expenses, including reasonable fees and disbursements of litigation counsel and indemnification expenses incurred by the Fund, (14) fees, voluntary assessments and other expenses incurred in connection with membership in investment company or trade organizations, (15) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof, (16) the cost of investment company literature and other publications provided to directors and officers, (17) costs of mailing, stationary and communications equipment, (18) interest charged on borrowings; and (19) the cost of preparing, printing and mailing certificates, if any, representing the Fund’s shares or debt securities.

(c)     The Fund may pay directly any expense incurred by it in its normal operations and, if any such payment is consented to by the Adviser and acknowledged as otherwise payable by the Adviser pursuant to this Agreement, the Fund may reduce the fee payable to the Adviser pursuant to Section 7 hereof by such amount. To the extent that such deductions exceeds the fee payable to the Adviser on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

(d)     The Adviser agrees to pay all of its own expenses incurred in connection with this Agreement, including any compensation for services provided to the Fund by the directors, officers, or employees of the Fund who are affiliated with the Adviser or its affiliates or any person hired pursuant to Section 3 hereof.

(e)     The payment or assumption by the Adviser of any expense of the Fund that the Adviser is not required by this Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

7.       Compensation.

(a)     For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Adviser a fee, computed weekly and payable monthly, at an annual rate as set out in Appendix A to this Agreement, it being understood that the Adviser shall pay any fees related to the engagement of sub-investment advisers, or consultants, as applicable.

(b)     The fee shall be accrued weekly and payable monthly to the Adviser on or before the last business day of the next succeeding calendar month.

(c)     If this Agreement becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

8.       Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement. The Adviser may rely on any notice or communication (written or oral) by an authorized person of the Fund reasonably believed by it to be genuine. These limitations shall not relieve the Adviser from any responsibility, obligation, or duty that the Adviser may have under state statutes, the laws of Puerto Rico, or any federal securities law which is not waivable. Any person, even though also an officer, partner, employee, or agent of the Adviser, who may be or become a director, officer, employer, or agent of the Fund shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as a director employee, or agent or one under the control or direction of the Adviser even though paid by it. Nothing herein shall be deemed a waiver of any rights which the Fund may have pursuant to applicable securities laws or regulations.

9.       Duration and Termination.

(a)     This Agreement shall become effective upon the date first above written. provided that this Agreement shall not take effect unless it has first been approved by a majority of the directors of the Fund, including a majority of the independent directors in accordance with the requirements of the 1940 Act and the rules and regulations thereunder.

(b)     Unless sooner terminated as provided herein, this Agreement shall continue in effect up to November 30, 2025.

(c)     Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of penalty, by unanimous vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on not less than 10 days’ written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Fund.

(d)     This Agreement will automatically terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings as such terms in the 1940 Act.

10.     Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally except by an instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

11.     Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the Commonwealth of Puerto Rico.

12.     Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

TAX-FREE FUND IV FOR PUERTO RICO RESIDENTS, INC.

By:
Name:
Title:

ATLAS ASSET MANAGEMENT, LLC,

By:
Name:	Paul Hopgood
Title:	President

APPENDIX A TO NEW INVESTMENT ADVISORY AGREEMENT

Advisory fee rate is 0.25% of net asset value